Charter Communications, Inc.

                     4.75% Convertible Senior Notes due 2006

                             Underwriting Agreement

                                                                    May 23, 2001

Morgan Stanley & Co. Incorporated,
Goldman, Sachs & Co.,
Banc of America Securities LLC,
Bear, Stearns & Co. Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Salomon Smith Barney Inc.,
J.P. Morgan Securities Inc.,
Credit Lyonnais Securities (USA) Inc.,
Fleet Securities, Inc.,
BMO Nesbitt Burns,
Dresdner Kleinwort Wasserstein Securities LLC,
   As representatives of the several Underwriters named in Schedule I hereto (the "Representatives"),

c/o Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York 10036

     Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004


Ladies and Gentlemen:

              Charter   Communications,   Inc.,  a  Delaware   corporation  (the
"Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the
"Underwriters") an aggregate of $550,000,000 principal amount of 4.75% Convertible Senior Notes due 2006 (the "Firm Securities") of the Company convertible into Class A Common Stock, par value $.001 per share (the "Common Stock"), of the Company and, at the election of the Underwriters, up to an additional $82,500,000 aggregate principal amount of such notes (the "Optional Securities") (the Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Securities").

              It is understood and agreed that Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. are joint book-runners and joint lead managers for the offering of the Securities and any determinations or other actions to be made under this Agreement by you or the Representatives shall require the concurrence of both Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co.

              1. The Company and Charter Communications Holding Company, LLC, a Delaware limited liability company ("Holding"), jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

              (a) A registration statement on Form S-3 (File No. 333-56850) and pre-effective amendment no. 1 thereto (together, the "Initial Registration Statement") in respect of the Securities and shares of Common Stock issuable upon conversion thereof and the offering thereof from time to time in accordance with Rule 415 of the rules and
          regulations   of  the   Securities   and  Exchange   Commission   (the
          "Commission") under the Securities Act of 1933, as amended (the "Act"), has been filed with the Commission; the Initial Registration Statement and any post-effective amendment thereto filed with the Commission on or before the date of this Agreement, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, delivered to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to the Initial Registration
          Statement or documents incorporated by reference therein has heretofore been filed with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to you); and no stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement, filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act or that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, including all exhibits thereto but excluding Form T-1 and including the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective and as amended by any post-effective amendment thereto at the time such post-effective amendment became effective, are hereinafter supplement and the final prospectus collectively called the "Registration Statement"; the final prospectus supplement and the final



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



          prospectus relating to the Securities and shares of Common Stock issuable upon conversion thereof, in the form first filed with the Commission pursuant to Rule 424(b) under the Act, are hereinafter collectively called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such
          Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented relating to the Securities and shares of Common Stock issuable upon conversion thereof in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

              (b) No order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued by the Commission, and each Preliminary Prospectus and Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. expressly for use therein;

              (c) The documents incorporated by reference in any Preliminary Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when such documents became effective or were filed with the Commission, as the case may be, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

              (d) As of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, the Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. expressly for use therein;

              (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, limited liability company interests or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, members' or stockholders' equity, or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

              (f) Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property and good and valid title to all personal property owned by it reflected as owned in the financial statements or elsewhere in the Prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be
          made  of  such   property  and   buildings  by  the  Company  and  its
          subsidiaries;

              (g) The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware; Holding has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware; each of the Company and Holding has power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to execute, deliver and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, and is not subject to liability or disability by reason of the failure to be so qualified in any such jurisdiction, except such as would not, individually and in the aggregate, have a material adverse effect on the current or future financial position, stockholders' or members' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each, a "Significant Subsidiary") has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation;

              (h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and conform to the descriptions thereof contained in the Prospectus; the Securities are convertible into shares of Common Stock in accordance with the terms of the Indenture (as hereinafter defined); the shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture will be duly and validly issued, fully paid and non-assessable, and will conform to the description of the Common Stock contained in the Prospectus; the Company's stockholders have no preemptive rights with respect to the Common Stock; Holding has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding Membership Units have been duly and validly authorized and issued, are fully paid and non-assessable, are owned directly by the Company, Charter Investment, Inc., Vulcan Cable III Inc. and by those other persons and entities as described in the Prospectus, and, in the case of the Company, are owned free and clear of all liens, encumbrances, equities or claims, and conform to the description thereof contained in the Prospectus; and all of the outstanding capital stock or limited liability company interests, as the case may be, of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

              (i) The Securities have been duly authorized and, when executed by the Company and authenticated by the Trustee (as hereinafter defined) in accordance with the provisions of the Indenture and when delivered to, and paid for, by the Underwriters in accordance with the terms of this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of May 30, 2001 (the "Indenture"), between the Company and BNY Midwest Trust Company, as Trustee (the "Trustee"), under which they are to be issued and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (j) The Indenture has been duly authorized and, when executed and delivered by the Company (and assuming the due execution and delivery thereof by the Trustee), the Indenture will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture will conform in all material respects to the description thereof in the Prospectus under the caption "Description of Notes";

              (k) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act or any regulation

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          promulgated thereunder, including, without limitation,  Regulations T,
          U, and X of the Board of Governors of the Federal Reserve System;

              (l) Prior to the date hereof, none of the Company, any of its subsidiaries or, to the best of the Company's knowledge, any of its other affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries in connection with the offering of the Securities;

              (m) The issue and sale of the Securities hereunder and the compliance by the Company and Holding, as the case may be, with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated, including the conversion of the Securities into shares of Common Stock, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties, including, without limitation, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, the Cable Television Consumer
          Protection and Competition Act of 1992, as amended, and the Telecommunications Act of 1996 (collectively, the "Cable Acts") or any order, rule or regulation of the Federal Communications Commission (the "FCC"), except where such conflict, breach, violation or default would not, individually and in the aggregate, have a Material Adverse Effect and would not have the effect of preventing the Company or Holding from performing any of their respective obligations under this Agreement; nor will such action result in any violation of the restated certificate of incorporation or bylaws of the Company or the certificate of formation or amended and restated limited liability company agreement of Holding; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, including, without limitation, under the Cable Acts or any order, rule or regulation of the FCC, for the issue and sale of the Securities, the issue and delivery of shares of Common Stock issuable upon conversion of the Securities or the consummation by the Company or Holding, as the case may be, of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been made or except as may be required under state or foreign securities or Blue Sky



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


          laws in connection with the purchase and distribution of the Securities by the Underwriters and except such as may be required by the National Association of Securities Dealers, Inc. ("NASD");

              (n) Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation, bylaws, certificate of formation, limited liability company agreement or other organizational document, as the case may be, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of the terms of any franchise agreement, or any law, statute, rule or regulation or any judgment, decree or order, in any such case, of any court or governmental or regulatory agency or other body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, including, without limitation, the Cable Acts or any order, rule or regulation of the FCC, except, in the case of clauses (ii) and (iii), such as would not, individually and in the aggregate, have a Material Adverse Effect;

              (o) The provisions of the Company's restated certificate of incorporation and bylaws, including, without limitation, the provisions thereof relating to the Common Stock and the Company's Class B Common Stock, par value .001 per share (the "Class B Stock")
          (A) are lawful and permitted under the Delaware General Corporation Law, do not violate any Delaware statute or rule or regulation of any Delaware governmental agency or body having jurisdiction over the Company or Holding and, subject to principles of equity, a Delaware court properly presented with the matter would so find and (B) do not violate any order of any Delaware court having jurisdiction over the Company or Holding. Holding's certificate of formation and amended and restated limited liability company agreement do not violate the Delaware Limited Liability Company Act, Holding's amended and restated limited liability company agreement is enforceable against the parties thereto in accordance with its terms, and Holding's certificate of formation and amended and restated limited liability company agreement do not violate (i) any Delaware statute, (ii) any rule or regulation of any Delaware governmental agency or body having jurisdiction over the Company or Holding or (iii) any order of any Delaware court having jurisdiction over the Company or Holding;

              (p) The statements set forth in the Prospectus under the captions "Description of Notes" and "Description of Capital Stock and Membership Units," insofar as they purport to constitute a summary of the terms of the Securities and the Common Stock, and under the captions "Risk Factors--Regulatory and Legislative Matters," "Business--Pending AT&T Transactions,"

          "Regulation and Legislation," "Management," "Certain Relationships and Related Transactions," "Description of Certain Indebtedness," "Certain United States Tax Considerations for Non-United States Holders of Class A Common Stock" and "Summary of Certain United States Federal Tax Considerations for Holders of Notes," insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein, are accurate in all material respects;

              (q) Other than as set forth in the Prospectus, there are no legal or governmental proceedings (including, without limitation, by the FCC or any franchising authority) pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best knowledge of the Company and Holding and except as disclosed in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (r) Each of the Company and its subsidiaries carries insurance (including self-insurance) in such amounts and covering such risks as in the reasonable determination of the Company and Holding is adequate for the conduct of its business and the value of its respective properties;

              (s) Except as set forth in the Prospectus, there is no strike, labor dispute, slowdown or work stoppage with the employees of any of the Company or its subsidiaries which is pending or, to the best knowledge of the Company and Holding, threatened which would, individually or in the aggregate, have a Material Adverse Effect;

              (t) Neither the Company nor Holding is and, after giving effect to the offering and sale of the Securities, neither of them will be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

              (u) The audited consolidated financial statements (including the notes thereto) included or incorporated by reference in the Prospectus present fairly in all material respects the respective consolidated financial positions, results of operations and cash flows of the entities to which they relate at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis; the supporting schedules included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein; and the summary and selected financial data in the Prospectus present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein;

              (v) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included or incorporated by reference in the Prospectus (i) comply as to form in all material respects with the applicable requirements of Regulation S-X for Form S-3 promulgated under the Exchange Act, and (ii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included or incorporated by reference in the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein;

              (w) Each of the firms who have certified financial statements included or incorporated by reference in the Prospectus are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder, based upon representations by such firms to the Company;

              (x) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names and copyrights (collectively, "Intellectual Property") necessary to conduct the business now or proposed to be operated by each of them as described in the Prospectus, except where the failure to own, possess or have the ability to acquire any Intellectual Property would not, individually and in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (and none actually knows of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which, if any such assertion of infringement or conflict were sustained would, individually or in the aggregate, have a Material Adverse Effect;

              (y) Except as described in the Prospectus, the Company and its subsidiaries have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with, all governmental and regulatory authorities (including, without limitation, the FCC), all self-regulatory organizations and all courts and other tribunals legally necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Prospectus, except to the extent that the failure to so obtain or file would not, individually and in the aggregate, have a Material Adverse Effect;

              (z) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company, Holding or any of their affiliates and any person granting such person the right to require the Company or Holding to file a registration statement under the Act with respect to any securities of the Company or Holding; and except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any securities of the Company or Holding or any security convertible into or exchangeable for securities of the Company or Holding;

              (aa) The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to be filed as of the date hereof, except where the failure to so file such returns would not, individually and in the aggregate, have a Material Adverse Effect, and have paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against the Company or any of its subsidiaries that could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

              (bb)  The  Company  and its  subsidiaries  maintain  a  system  of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

              (cc)  Each  of  the  franchises   held  by  the  Company  and  its
          subsidiaries that is material to the Company and its subsidiaries, taken as a whole, is in full force and effect, with no material restrictions or qualifications other than those with which the Company and/or its subsidiaries are in compliance in all material respects; and to the best knowledge of the Company, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any such franchise, assuming the filing of timely renewal applications and the timely payment of all applicable filing and regulatory fees to the applicable franchising authority, or which might result, individually or in the aggregate, in any other material impairment of the rights of the Company and its subsidiaries in such franchises. Except as described in the Prospectus, the Company has no reason to believe that any such franchise will not be renewed in the ordinary course; and

              (dd) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and - local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually and in the aggregate, have a Material Adverse Effect.

              (ee) There are no contracts, other documents or other agreements required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been described or filed or incorporated by reference therein as required; the contracts so described in the Prospectus are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries and, to the best of the Company's knowledge, any other party is in breach of or default under any of such contracts, except for those breaches or defaults that would not, individually and in the aggregate, result in a Material Adverse Effect.

              2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.25% of the principal amount thereof, the principal amount of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate principal amount of the Optional Securities as to which such election shall have been exercised determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

              The Company hereby grants to the Underwriters the right to purchase at their election up to $82,500,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, for the sole purpose of covering sales of securities in excess of the aggregate principal amount of the

Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from both of Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

              At each Time of Delivery, Holding shall pay to Goldman, Sachs & Co., for the account of the Underwriters, as compensation for the Underwriters' services in connection with the offering and sale of the Securities, an underwriting commission equal to 3.0% of the aggregate principal amount of the Securities being purchased at such Time of Delivery.

              3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

              4. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of same day funds wired in accordance with the written instructions of the Company, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on May 30, 2001 or such other time and date as Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. in the written notice given by Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery."

              (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(j) hereof, will be delivered at such time and date at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022 or such other location as the parties mutually agree (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

              5. The Company agrees with each of the Underwriters:

              (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus, of the suspension of the qualification of the Securities or of the shares of Common Stock issuable upon conversion of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

              (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Common Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) On the New York Business Day next succeeding the date of this Agreement or as soon as practicable thereafter and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and the shares of Common Stock issuable upon conversion of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities and the shares of Common Stock issuable upon conversion of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

              (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

              (e) During the period beginning from the date hereof and continuing until the date 90 days after the date of this Agreement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities or the Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than (i) pursuant to employee option plans existing on the date of this Agreement (or subsequently adopted by the Company's board of directors), (ii) upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement or (iii) shares of Common Stock issued by the Company as consideration for acquisitions of businesses occurring after the date of this Agreement as long as the recipients of such shares execute and deliver prior to the closing of any such acquisition a lock-up agreement substantially to the effect of the lock-up agreements being delivered pursuant to Section 7(k) hereof), without the prior written consent of Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co.; provided that this paragraph
          (e) shall not restrict the Company's participation (other than as a seller of securities) in connection with sales of securities under registration statements that (x) are effective on the date of this Agreement or (y) the Company is required to file pursuant to registration rights agreements (other than with any person or entity named on Schedule II hereto) outstanding on the date of this Agreement;

              (f) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
          Section 8 of the Investment Company Act;

              (g) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' or members' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to holders of the Securities consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

              (h) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of Common Stock of the Company, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities, the Common Stock or any class of securities of the Company is listed;

              (i) To use the net proceeds received from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

              (j) To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of Common Stock upon conversion of the Securities; and

              (k) To use its best efforts to cause the shares of Common Stock issuable upon conversion of the Securities to be approved for quotation on the National Market Nasdaq ("Nasdaq").

              6. Holding covenants and agrees with the several Underwriters that Holding will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and Holding's counsel and accountants in connection with the registration of the Securities and the shares of Common Stock issuable upon conversion of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Common Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any fees charged by securities rating services for rating the Securities; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the NASD of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of the Company's and Holding's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the

Securities by them, and any advertising expenses connected with any offers they may make.

              7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and Holding herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and Holding shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

              (b) Debevoise & Plimpton, counsel for the Underwriters, shall have furnished to you such opinion, dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii) (as to the shares issuable upon conversion of the Securities), (v), (vi), (vii),
          (viii), (xi) (as to the Securities and the Common Stock), (xiii) and the last paragraph of subsection (c) below as well as such other related matters as you may reasonably request; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (c) Paul, Hastings, Janofsky & Walker LLP, counsel for the Company and Holding, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The  Company  has been duly  incorporated  and is  validly existing as a corporation in good standing under the laws of the State of Delaware; Holding has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware; each of the Company and Holding has the power and authority (corporate or other) to own or lease its properties and conduct its business as described in the Prospectus and to execute, deliver and perform its obligations under this Agreement;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus; the Securities are convertible into shares of Common

              Stock in accordance with the terms of the Indenture; the shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued and fully paid and non-assessable; and the Common Stock conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock and Membership Units";

                  (iii) Holding has an authorized capitalization as set forth in the Prospectus; and the Membership Units conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock and Membership Units";

                  (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are likely to have, individually or in the aggregate, a Material Adverse Effect; and, to the best of such counsel's knowledge and other than as set forth in the Prospectus, no such proceedings are overtly threatened by governmental authorities or by others;

                  (v) This  Agreement  has been duly  authorized,  executed  and delivered by each of the Company and Holding;

                  (vi) The Securities  have been duly authorized by the Company, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally and to general equity principles;

                  (vii) The  Indenture  has been duly  authorized,  executed and delivered by the Company and (assuming the due execution and delivery thereof by the Trustee) constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (viii) The Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus under the caption "Description of Notes";

                  (ix) The issue and sale of the  Securities  and the compliance by the Company and Holding, as the case may be, with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated, including the issuance of shares of Common Stock upon conversion of the Securities, will not, to the best of such counsel's knowledge, result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instruments specifically identified to such counsel by the Company as material to the Company on a schedule, nor will any such action result in any violation of the provisions of the restated certificate of incorporation or by-laws of the Company, or the certificate of formation or amended and restated limited liability company agreement of Holding or any Federal or New York State statute or any order, rule or regulation of any Federal or New York State court or governmental agency or body having jurisdiction over the Company or its subsidiaries or any of their properties;

                  (x) No consent, approval,  authorization,  order, registration or qualification of or with any such court or governmental agency or body referred to in paragraph (ix) is required for the issue and sale of the Securities, the issue and delivery of shares of Common Stock issuable upon conversion of the Securities or the consummation by the Company and Holding of the transactions contemplated by this Agreement or the Indenture, except the registration under the Act of the Securities and the Common Stock and such consents, approvals, authorizations, registrations or qualifications as have been obtained or may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and except such as may be requested by the NASD;

                  (xi) The  statements  set  forth in the  Prospectus  under the caption "Description of Notes" and "Description of Capital Stock and Membership Units," insofar as they purport to constitute a summary of the terms of the Securities and the Common Stock, and under the captions "Description of Certain Indebtedness," "Certain United States Tax

              Considerations for Non-United States Holders of Class A Common Stock", "Summary of Certain United States Federal Income Tax Considerations for Holders of Notes," and "Indemnification of Directors and Officers," insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein, fairly summarize the provisions of any such laws and documents in all material respects;

                  (xii) Neither the Company nor Holding is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                  (xiii) The  Registration  Statement and the Prospectus and any
              further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes and schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder, although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion; and

                  (xiv)  The   documents   incorporated   by  reference  in  the
              Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related notes and schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto, except for those referred to in the opinion.

              Such counsel shall also state as follows: We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus, except as described in specified paragraphs of the opinion. However, in connection with the preparation by the Company of the Registration Statement and the Prospectus, we participated in various discussions and meetings with the Underwriters' representatives, officers and other representatives of the Company, and representatives of the Company's independent public accountants at which the contents of the Registration Statement and the Prospectus were discussed. No information has come to our attention which causes us to conclude (relying as to factual matters, to the extent necessary to determine materiality, upon the opinions of officers and other representatives of the Company and Holding) that (i) the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the rules and regulations under the Act and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case in respect of the Registration Statement or the Prospectus or any supplement thereto, that we express no view as to financial statements and notes thereto, financial schedules and other financial information included therein or to the exhibits to the Registration Statement).

              (d) Cole, Raywid & Braverman, L.L.P., special regulatory counsel to the Company and Holding, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

                  (i) The issue and sale of the Securities and the compliance by the Company and Holding, as the case may be, with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated do not and will not contravene the Cable Acts or any order, rule or regulation of the FCC to which the Company or any of its subsidiaries or any of their properties is subject;

                  (ii) To the  best of such  counsel's  knowledge,  no  consent, approval, authorization or order of, or registration, qualification or filing with the FCC is required under the Cable Acts or any order, rule or regulation of the FCC in connection with the issue and sale of the Securities and the compliance by the Company and Holding, as the case may be, with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated;

                  (iii) The  statements  set forth in the  Prospectus  under the captions "Risk Factors" under the subheading "Regulatory and Legislative Matters" and in "Regulation and Legislation," insofar as they constitute summaries of laws referred to therein, concerning the Cable Acts and the published rules, regulations and policies promulgated by the FCC thereunder, fairly summarize the matters described therein;

                  (iv) To the  knowledge of such  counsel  based solely upon its review of publicly available records of the FCC and operational information provided by the Company's and its subsidiaries' management, the Company and its subsidiaries hold all FCC licenses for cable antenna relay services necessary to conduct the business of the Company and its subsidiaries as currently conducted, except to the extent the failure to hold such FCC licenses would not, individually and in the aggregate, be reasonably expected to have a Material Adverse Effect; and

                  (v) Except as  disclosed  in the  Prospectus  and except  with respect to rate regulation matters, and general rulemakings and similar matters relating generally to the cable television industry, to such counsel's knowledge, based solely upon its review of the publicly available records of the FCC and upon inquiry of the Company's and its subsidiaries' management, during the time the cable systems of the Company and its subsidiaries have been owned by the Company and its subsidiaries (A) there has been no adverse FCC judgment, order or decree issued by the FCC relating to the ongoing operations of any of the Company or one of its subsidiaries that has had or could reasonably be expected to have a Material Adverse Effect; and (B) there are no actions, suits, proceedings, inquiries or investigations by or before the FCC pending or threatened in writing against or specifically affecting the Company or any of its subsidiaries or any cable system of the Company or any of its subsidiaries which could, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect;

              (e) Curtis S. Shaw, Esq., Senior Vice President, General Counsel and Secretary of the Company and Holding, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Each subsidiary of the Company listed on a schedule attached to such counsel's opinion (the "Charter Subsidiaries") has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation; and all of the issued shares of capital stock or limited liability company interests, as the case may be, of each Charter Subsidiary have been duly and validly authorized and issued and, assuming receipt of requisite consideration therefore, are fully paid and non-assessable;

                  (ii) Each of the Company and the Charter Subsidiaries has been duly qualified as a foreign corporation or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each jurisdiction set forth in a schedule to such counsel's opinion;

                  (iii) To the best of such  counsel's  knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is party or of which any property of the Company or any of its subsidiaries is the subject which are likely to have, individually or in the aggregate, a Material Adverse Effect; and, to the best of such counsel's knowledge and other than as set forth in the Prospectus, no such proceedings are overtly threatened by governmental authorities or by others; and

              (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, each of Arthur Andersen LLP, KPMG LLP, Ernst & Young LLP and PriceWaterhouseCoopers LLP, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

              (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, limited liability company interests or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' or members' equity, or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

              (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the debt securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or any of its subsidiaries;

              (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq; (ii) a suspension or material limitation in trading in the Common Stock on the Nasdaq, (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

              (j) The Company and Holding shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of each of the Company and Holding satisfactory to you as to the accuracy of the representations and warranties of each of the Company and Holding herein at and as of such Time of Delivery, as to the performance by each of the Company and Holding of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request;

              (k) The Company has obtained and delivered to the Underwriters executed copies of an agreement from the persons and entities named in
          Schedule II hereto, substantially to the effect set forth in lock-up agreements delivered in connection with the Company's October 2000 issuance of convertible senior notes;

              (l) The shares of Common Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on the Nasdaq; and

              (m) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

              8. (a) The Company and Holding, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Holding shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. expressly for use therein.

              (b) The Underwriters, severally and not jointly, will indemnify and hold harmless the Company and Holding against any losses, claims, damages or liabilities to which the Company or Holding may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. The Company and Holding shall not be required to indemnify the Underwriters for any amounts paid or payable by the Underwriters in the settlement of any action, proceeding or investigation without the written consent of the Company to such settlement, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

              (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Holding on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Holding on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Holding on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company and Holding bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Holding on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Holding and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

              (e) The obligations of the Company and Holding under this Section 8 shall be in addition to any liability which the Company and Holding may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and Holding and to each person, if any, who controls the Company or Holding within the meaning of the Act.

              9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein at such Time of Delivery. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such

Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

              (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

              (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Securities), then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or Holding, except for the expenses to be borne by the Company, Holding and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

              10. The respective indemnities, agreements, representations, warranties and other statements of the Company and Holding and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company and Holding, or any officer or director or controlling person of the Company or Holding, and shall survive delivery of and payment for the Securities.

              11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and Holding shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if, for any other reason other than a termination pursuant to Section 7(i), any Securities are not delivered by or on behalf of the Company as provided herein, the Company and Holding will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company and Holding shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

              12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. on behalf of you as the Representatives.

              All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention:
High Yield Capital Markets Department, and Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; and if to the Company or Holding shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

              13. This Agreement  shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Holding, and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls
the  Company  or  any  Underwriter,   and  their  respective  heirs,  executors,
administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

              14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

              15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

              16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

              If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and Holding. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                Very truly yours,


                             Charter Communications, Inc.


                             By: /s/ Curtis S. Shaw
                                 -------------------------------
                                 Name:  Curtis S. Shaw
                                 Title: Senior Vice President, General Counsel
                                        and Secretary


                             Charter Communications Holding Company, LLC


                             By: /s/ Curtis S. Shaw
                                 -------------------------------
                                 Name:  Curtis S. Shaw
                                 Title: Senior Vice President, General Counsel
                                        and Secretary

Accepted as of the date hereof:

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
J.P. Morgan Securities LLC
Credit Lyonnais Securities (USA) Inc.
Fleet Securities, Inc.
BMO Nesbitt Burns
Dresdner Kleinwort Wasserstein Securities LLC

Acting severally on behalf of themselves and the several  Underwriters  named in
     Schedule I hereto.


By:  Goldman, Sachs & Co.



By: /s/ Goldman, Sachs & Co.
    ---------------------------------
    Name:
    Title:




By: Morgan Stanley & Co. Incorporated



By: /s/ Daniel H. Klausner
    ---------------------------------
    Name:  Daniel H. Klausner
    Title: Principal

                                   SCHEDULE I

                                                           Principal Amount of        Principal Amount of
                                                             Firm Securities          Optional Securities
Underwriter                                                  to be Purchased              to be Purchased
-----------                                                  ---------------              ---------------
Morgan Stanley & Co. Incorporated.......................       $192,500,000                   $28,875,000
Goldman, Sachs & Co. ...................................        192,500,000                    28,875,000
Banc of America Securities LLC..........................         27,500,000                     4,125,000
Bear, Stearns & Co. Inc.................................         27,500,000                     4,125,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated......         27,500,000                     4,125,000
Salomon Smith Barney Inc................................         27,500,000                     4,125,000
J.P. Morgan Securities LLC..............................         22,000,000                     3,300,000
Credit Lyonnais Securities (USA) Inc....................         11,000,000                     1,650,000
Fleet Securities, Inc...................................         11,000,000                     1,650,000
BMO Nesbitt Burns ......................................          5,500,000                       825,000
Dresdner Kleinwort Wasserstein Securities LLC...........          5,500,000                       825,000
                                                              -------------               ---------------
          Total                                                $550,000,000                   $82,500,000

                                   SCHEDULE II


Paul G. Allen
Jerald L. Kent
Marc B. Nathanson
Ronald L. Nelson
Nancy B. Peretsman
William D. Savoy
Howard L. Wood
David C. Andersen
David G. Barford
Mary Pat Blake
Eric A. Freesmeier
Thomas R. Jokerst
Kent D. Kalkwarf
Ralph G. Kelly
David L. McCall
Majid R. Mir
John C. Pietri
Michael E. Riddle
Steven A. Schumm
Curtis S. Shaw
Stephen E. Silva
James (Trey) H. Smith, III
Charter Communications Holding Company, LLC
Vulcan Cable III Inc.
Charter Investment, Inc.